UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/11

ITEM 1.   REPORTS TO STOCKHOLDERS

April 3, 2012

THE LAZARD FUNDS, INC.
Lazard Emerging Markets Multi-Strategy Portfolio

The following unaudited information supplements the Fund's semi-annual report for the six month period ended June 30, 2011.

At the meeting of the Fund's Board held on February 10, 2011, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Emerging Markets Multi-Strategy Portfolio, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager referenced the Investment Manager's written presentation and discussions in connection with the November 17-18, 2010 meeting (the "November Meeting") for the existing Portfolios relevant to, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 20 active funds comprised approximately $22.5 billion of the $140.6 billion of total assets under the management of the Investment Manager and its global affiliates as of December 31, 2010); the Investment Manager's global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager's personnel, resources, financial condition and experience. The Investment Manager's representatives confirmed that there had been no material changes to the information provided to the Board in connection with the November Meeting. The Board received a presentation on the Emerging Markets Multi-Strategy Portfolio from members of the Emerging Markets Multi-Strategy Portfolio's anticipated management team, including the strategies to be employed for the Emerging Markets Multi-Strategy Portfolio and the Emerging Markets Multi-Strategy Portfolio's portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager's research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager's infrastructure and agreed that the Emerging Markets Multi-Strategy Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management's assertion that such services and infrastructure would be greater than those typically provided to a $22.5 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, noting the limitations of the two comparison Groups. Lipper's materials stated that Lipper's reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the Emerging Markets Multi-Strategy Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the Emerging Markets Multi-Strategy Portfolio to the Groups, and the Directors noted the methodology and assumptions used in the comparisons, including that Lipper's management fee comparisons and the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators (which, for the Emerging Markets Multi-Strategy Portfolio, would be paid to the Fund's third party administrator which is not an affiliate of the Investment Manager). It was noted that such fixed fees were not material to the Emerging Markets Multi-Strategy Portfolio's expense ratios, but could affect quintile rankings if included in Lipper's analysis. The proposed management fee for the Emerging Markets Multi-Strategy Portfolio Institutional Shares and Open Shares was lower than the Group medians, and the expense ratios for the Emerging Markets Multi-Strategy Portfolio Institutional Shares and Open Shares were within the range of those of the funds in the Groups. Representatives of the Investment Manager discussed differences between the Emerging Markets Multi-Strategy Portfolio's strategy and the funds in the comparison Groups. There were no Similar Accounts for the Emerging Markets Multi-Strategy Portfolio.

Performance. Since there were no Similar Accounts, there was no relevant performance to review for the Emerging Markets Multi-Strategy Portfolio.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted previous recent discussions regarding considerations of profitability and economies of scale in respect of the Fund's existing Portfolios and noted that because the Emerging Markets Multi-Strategy Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Emerging Markets Multi-Strategy Portfolio's assets was uncertain, the Investment Manager was not able to provide the Directors with specific information concerning the cost of services to be provided to the Emerging Markets Multi-Strategy Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Emerging Markets Multi-Strategy Portfolio and the extent to which economies of scale would be realized as the Emerging Markets Multi-Strategy Portfolio grows and whether fee levels would reflect such economies of scale, if any. It was not expected that the Investment Manager would realize any current profits on the Emerging Markets Multi-Strategy Portfolio until assets grew, and the Investment Manager had agreed to waive its fees and/or reimburse the Emerging Markets Multi-Strategy Portfolio until at least April 30, 2012 to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. Neither the Investment Manager nor its affiliates was expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Emerging Markets Multi-Strategy Portfolio. The Investment Manager's representatives referred to information previously provided on the Investment Manager's brokerage and soft dollar practices. The Investment Manager would support distribution relationships through direct payments from its or its affiliates' own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and the Emerging Markets Multi-Strategy Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Emerging Markets Multi-Strategy Portfolio's Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Emerging Markets Multi-Strategy Portfolio. Based on

its discussions and considerations as described above, the Board made the following conclusions and determinations:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a $140.6 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Emerging Markets Multi-Strategy Portfolio.

•	The Board concluded that the Emerging Markets Multi-Strategy Portfolio's fee to be paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Emerging Markets Multi-Strategy Portfolio increase. The Board determined they would seek to have the Investment Manager share any material economies of scale with the Emerging Markets Multi- Strategy Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Emerging Markets Multi-Strategy Portfolio was in the best interests of the Emerging Markets Multi-Strategy Portfolio.

The semi-annual shareholder report dated June 30, 2011 is hereby incorporated by reference to Item 1 of the Form N-CSR filed on September 2, 2011.

ITEM 2.   CODE OF ETHICS.

          Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   INVESTMENTS

          Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	April 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	April 3, 2012

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	April 3, 2012